EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT, made as of this 12th day of April 2022, by and between Keith Wong, (“Purchaser”) with an address located at 7222 E. Doubletree Ranch Rd, Unit 300, Scottsdale, Arizona 85258, USA and Bionexus Gene Lab Corp (“Seller”) with an address located at Tower B, Vertical Business Suite 10-2, No. 8, Jalan Kerinchi, Bangsar South, 59200, Kuala Lumpur. The parties referred to hereinabove are sometimes together referred to herein as the “Parties”.

WHEREAS, Seller is the holder of 2,500,000 shares (to sell) (the ‘Common Stock Shares’) of BIONEXUS GENE LAB CORP, a Wyoming corporation (the “Company”). Seller and Purchaser have agreed to the total Purchase Price of One Hundred Fifty Thousand USD (US$150,000**).

WHEREAS, Seller desires to sell and assign to Purchaser, and Purchaser desires to purchase from Seller the common stock shares of the Company;

NOW THEREFORE, for and in consideration of the mutual promises and covenants hereinafter contained, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the Parties agree to the following:

1. Transfer. Seller hereby irrevocably sells, assigns, and transfers (“Transfer”) to Purchaser and Purchaser does hereby irrevocably purchase from Seller, the common stock shares of Seller for the Purchase Price.

2. Purchase Price. The total Purchase Price shall be US$150,000** payable by bank wire transfer to Seller. The Seller's bank account information is as follows:

[BANK ACCOUNT]

3. Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place concurrent with the execution hereof, Transfer Agent’s receipt of the selling stock certificate(s) and the payment of the Purchase Price.

4. Proceedings at Closing. All proceedings to be taken and all documents to be executed and delivered by all Parties at the Closing shall be deemed to have been taken, executed and delivered simultaneously, and no proceedings shall be deemed taken nor documents executed or delivered until all have been taken, executed and delivered.

5. Certain Representations and Warranties. Each Party represents and warrants that such Party (a) has the full power and authority to be bound, and intends to be bound by all of the terms and conditions set forth herein and to execute all documents and perform all acts and transactions required hereby; (b) has not entered into any agreements, arrangements or understandings with any third-party, whether orally or in writing, relating to the subject matter hereof and that neither the delivery of this Securities Purchase Agreement, nor the performance of any obligations contemplated by this Securities Purchase Agreement will result in the breach or default under any license, contract, agreement, arrangement or understandings to which he or it is subject; (c) has such knowledge and experience in financial, tax, and business matters so as to enable it/him to utilize the information available to him in connection with the sale of the Note and Warrant and to make an informed investment decision with respect to this Transfer; and (d) is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D of the Securities Acts.

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6. Purchaser’s Additional Representations and Warranties. In addition to the representations and warranties set forth in Section 5 above, the Purchaser represents and warrants that:

(a) Restriction on Resale. Purchaser understands that Common Stock Shares have not been and are not being registered under the Securities Act of 1933 or any state securities laws, and may be offered for sale, sold, assigned or transferred, subject to SEC rule 144.

(b) Purchase for Own Account. Purchaser is acquiring the common stock shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act and does not presently have any agreement or understanding, directly or indirectly, with any party to distribute any of the securities.

(c) Reliance on Exemptions. Purchaser understands that the Common Stock Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying in part upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Seller set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the securities.

(d) No Representations or Warranties. Seller has made no representation or warranty as to the: (i) business, finances and operations of the Company; or (ii) the value of the Common Stock Shares of the Company.

(e) Information. Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company.

(f) Non-Solicitation. Purchaser acknowledges and agrees that the Seller has not solicited the Purchaser to purchase the common stock shares.

(g) Loss of Complete Investment. Purchaser understands that its purchase of the Common Stock Shares involves a high degree of risk and is able to afford a complete loss of such acquisition. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Common Stock Shares.

(h) No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Stock Shares or the securities or the fairness or suitability of the investment in the Common Stock Shares or securities nor have such authorities passed upon or endorsed the merits of the offering of the securities.

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(k) Legend. All certificates representing Common Stock Shares shall be stamped or imprinted with a legend in substantially the following form (unless deemed effective under prior to the issuance of such said Common Stock Shares):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144 A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

7. Seller’s Additional Representations and Warranties. The Seller hereby makes the following representations and warranties to the Purchaser:

(a) Ownership. The Seller owns and is conveying to the Purchaser all of its rights, title and interests to the Common Stock Shares, free and clear of all liens, mortgages, pledges, security interests, encumbrances or charges of any kind or description other than pursuant to the securities laws and upon consummation of the transaction contemplated herein good title in 100% of the Common Stock Shares shall vest in the Purchaser. The Seller has owned these common stock shares for over ONE year.

(b) Duly Endorsed. The Seller hereby represents and warrants to the Purchaser that the Common Stock Shares have been duly endorsed upon their transfer to the Purchaser.

(c) Compliance with Securities Law. The Seller purchased the Common Stock Shares for its own account and not with a present view towards the public sale or distribution thereof. except pursuant to sales registered or exempted from registration under the Securities Act of 1933, as amended, (the “Securities Act”).

(d) The Seller hereby acknowledges that the Purchase Price represents the full consideration for the purchase of the Common Stock Shares, and the Seller is not owed any additional form of consideration from the Purchaser, the Company, or its officers, directors, employees, affiliates, or agents.

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8. Entire Agreement. This Securities Purchase Agreement contains the entire understanding between the Parties with respect to, and contains all terms and conditions pertaining to, the subject matter hereof. This Securities Purchase Agreement supersedes any prior agreements, arrangements or understandings between the Parties, whether written or oral, relating to the subject matter hereof. No express or implied warranties, covenants or representations have been made concerning the subject matter of this Securities Purchase Agreement unless expressly stated herein. Any prior written or oral negotiations not contained in this Securities Purchase Agreement are of no force or effect whatsoever.

9. No Reliance. In executing this Securities Purchase Agreement, the Parties have not relied and do not rely on any statements, inducements, promises, or representations made by the other Party or their agents, representatives, or attorneys with regard to the subject matter, basis, or effect of this Securities Purchase Agreement, other than as expressly set forth herein.

10. Severability. If any provision of this Securities Purchase Agreement shall be determined to be invalid or unenforceable to any extent, the remainder of the terms and provisions of and undertakings in this Securities Purchase Agreement and the application of such terms, provisions and undertakings shall not be affected and shall be enforced to the greatest extent permitted by law.

11. Legal Representation, The Parties to this Securities Purchase Agreement represent and warrant to the other that he, or it has full opportunity to obtain, or has in fact obtained, the advice of his, or its own legal counsel with respect to this Securities Purchase Agreement and the transactions contemplated thereby.

12. Notice. Any notice or demand required or permitted to be given or made hereunder to or upon either Party hereto shall be deemed to have been duly given or made for all purposes if (a) in writing and sent by (i) messenger or an overnight courier service against receipt, or (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by telegram. telecopy, telex, e-mail or similar electronic means, to such party at the known communication address(es) first set forth above, or such other address as either Party may at any time, or from time to time, direct by notice given to the other Party in accordance with this paragraph.

13. No Assignment. This Securities Purchase Agreement, and each right, interest and obligation hereunder, may not be assigned by either Party hereto without the prior written consent of the other Party hereto, and any purported assignment without such consent shall be void and without effect.

14. Governing Law; Jurisdiction. This Securities Purchase Agreement shall be governed by the laws of the State of Arizona, without giving effect to principles of conflicts or choice of law. The Parties hereto consent to the exclusive jurisdiction of any state or federal court located within the County of Maricopa, AZ, and irrevocably agree that all actions or proceedings relating to this Securities Purchase Agreement shall be litigated in such courts, and the Parties waive any objection which he or it may have based on improper venue or forum non convents to the conduct of any proceeding in any such court.

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15. Survival of Obligations. The rights and obligations of the parties shall survive the execution of this Agreement and the transfer of the Securities to Purchaser and payment by Purchaser therefore.

16. Counterpart Signature; Facsimile. This Securities Purchase Agreement may be signed in counterparts and shall become effective as if executed in a single, complete document upon its execution by the Parties. Facsimile signatures of the undersigned Parties will have the same force and effect as original signatures.

IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date indicated on the first page hereof.

SELLER Bionexus Gene Lab Corp

By:
Name:	Chi Yuen (George) Leong
President

PURCHASER Keith Wong

By:
Name:	Keith Wong

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